NEWS RELEASE 27680 Franklin Road ♦ Southfield, Michigan 48034 FOR IMMEDIATE RELEASE Diversified Restaurant Holdings Reports Second Quarter To-date Preliminary Same-Store Sales of 7.2% Comparable sales trends accelerated throughout the second quarter, with both traffic and average ticket up SOUTHFIELD, MI, June 19, 2019 -- Diversified Restaurant Holdings, Inc. (Nasdaq: SAUC) ("DRH" or the "Company"), one of the largest franchisees for Buffalo Wild Wings® ("BWW") with 64 stores across five states, plans to announce today at the 19th Annual Oppenheimer Consumer Growth and E-Commerce Conference in Boston preliminary unaudited sales results for the second quarter through June 16, 2019, of 7.2%. “With the majority of our second quarter in the books, we are on pace to achieve our third consecutive quarter of same-store sales growth and, importantly, saw accelerated gains in both traffic and average check. We are especially pleased with our strong traffic levels given reduced promotional activity and recent menu price increases to combat inflationary pressures,” commented David G. Burke, President and CEO. “While the Easter shift negatively impacted comparable sales in April, the latest BWW brand enhancing initiatives, a favorable sports calendar and our focus on guest experience, loyalty attachment and development of the delivery channel helped drive an accelerated rate of growth well into this year’s second quarter.” DRH will webcast a presentation at 3:20 p.m. Eastern Time today. A link to the webcast, along with presentation materials, will be available on the Company’s website at www.diversifiedrestaurantholdings.com. An archive of the presentation can be accessed in the Investors section of the website following the conference, along with a transcript once available. Preliminary results remain subject to the completion of normal quarter-end accounting procedures and are subject to change. The Company expects to release financial and operating results for its 2019 second quarter in early August. About Diversified Restaurant Holdings, Inc. Diversified Restaurant Holdings, Inc. is one of the largest franchisees for Buffalo Wild Wings with 64 franchised restaurants in key markets in Florida, Illinois, Indiana, Michigan and Missouri. DRH’s strategy is to generate cash, reduce debt and leverage its strong franchise operating capabilities for future growth. The Company routinely posts news and other important information on its website at http://www.diversifiedrestaurantholdings.com. Safe Harbor Statement The information made available in this news release contain forward-looking statements which reflect DRH's current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe,"

Diversified Restaurant Holdings Reports Second Quarter To-date Preliminary Same-Store Sales of 7.2% June 19, 2019 Page 2 of 2 "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties, actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the franchisor waiving its right of first refusal, our ability to obtain financing for the acquisition, the success of initiatives aimed at improving the Buffalo Wild Wings brand, the impact of economic and industry conditions, competition, food safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason. Investor and Media Contact: Deborah K. Pawlowski Kei Advisors LLC 716.843.3908 dpawlowski@keiadvisors.com -###-